Exhibit 10.8

EXECUTION VERSION

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ORGANICELL, INC. THAT SUCH REGISTRATION IS NOT REQUIRED OR THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION (“SEC”) RULE 144.

ORGANICELL REGENERATIVE MEDICINE, INC.

COMMON STOCK PURCHASE WARRANT

No. W-2	Original Issuance Date: August 19, 2022

ORGANICELL REGENERATIVE MEDICINE, INC., a Nevada corporation (the “Company” or “Organicell”), hereby certifies that, for value received, GREYT VENTURES LLC or permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Original Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., Eastern Time, on August 19, 2032 (the “Expiration Date”), up to One Hundred Fifty Million and No/100 (150,000,000) fully paid and nonassessable shares of Common Stock (as hereinafter defined), $at the applicable Exercise Price per share (as defined below). The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term the “Company” or “Organicell” shall include Organicell and any corporation which shall succeed or assume the obligations of Organicell hereunder.

(b) The term “Business Day’ shall mean any day other than Saturday, Sunday or such other day as banks in Miami, Florida are permitted to be closed for business.

(c) The term “Common Stock” includes (i) the Company’s Common Stock, par value $0.001 per share; and (ii) any other securities into which or for which any of the securities described in the preceding clause (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(d) The term “Exercise Price” shall mean $0.02 per share as of the Original Issue Date, subject to adjustment as provided herein.

(e) The term “Original Issuance Date” shall mean the date this Warrant is initially issued or sold or deemed to have been issued or sold.

(f) The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

1. Exercise of Warrant.

1.1 Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original, facsimile, .PDF or other electronically transmitted copy of an exercise notice in the form attached hereto as Exhibit A (the “Exercise Notice”), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2 Fair Market Value. For purposes hereof, the “Fair Market Value” of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

(a) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation, any tier of the NASDAQ Stock Market LLC, the New York Stock Exchange or the NYSE MKT, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed on the Determination Date (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported).

(b) If the Common Stock is regularly quoted on an automated quotation system (including applicable tiers of the over-the-counter market maintained by OTC Markets Group, Inc.) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the Determination Date, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the Determination Date (or, if no such prices were reported on that date, on the last date such prices were reported) or the average thereof for such period prior to Determination Date.

(c) Except as provided in subsection 1.2(d), if the Company’s Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of such agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen by the Holder and the Company from a panel of persons qualified by education and training to pass on the matter to be decided.

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(d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to Organicell’ charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this subsection 1.2(d), that all of the shares of Common Stock then issuable upon exercise of the Warrant are outstanding at the Determination Date.

1.3 Company Acknowledgment. Organicell will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

2. Procedure for Exercise.

2.1 Delivery of Stock Certificates, Etc., on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares in accordance herewith. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

2.2 Exercise. Payment may be made to the Company either by (a) cashier’s check payable to the order of the Company equal to the applicable aggregate Exercise Price; or (b) wire transfer in immediately available funds of the applicable aggregate Exercise Price in accordance with wire transfer instructions furnished by the Company (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

2.3 Cashless Exercise. Notwithstanding anything contained herein to the contrary contained herein then the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of common stock determined according to the following formula (a “Cashless Exercise”):

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Net Number =	(A x B) - (A x C)
B

For purposes of the foregoing formula:

A= the total number of shares of Common Stock with respect to which this Warrant is then being exercised.

B= as applicable: (a) the closing sale price of the shares on of Common Stock the Trading Day immediately preceding the date of the applicable exercise notice if such exercise notice is (1) both executed and delivered pursuant to Section 1.1 hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1.1 hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day; (b) the bid price of the shares of Common Stock as of the time of the Holder’s execution of the applicable exercise notice if such exercise notice is executed during regular trading hours on a Trading Day and is delivered within two (2) hours thereafter pursuant to Section 1.1 hereof; or (c) the closing sale price of the shares of Common Stock on the date of the applicable Exercise Notice if the date of such Exercise Notice is a Trading Day and such Exercise Notice is both executed and delivered pursuant to Section 1.1 hereof after the close of “regular trading hours” on such Trading Day.

C= the Exercise Price then in effect for the applicable Shares at the time of such exercise.

3. Effect of Reorganization, Etc.; Adjustments to Exercise Price.

3.1 Reorganization, Consolidation, Merger and Similar Recapitalizations. In case at any time or from time to time, the Company shall (a) effect a reorganization; (b) consolidate with or merge into any other person; or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2 Dissolution. In the event of any dissolution of Organicell following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrant pursuant to Section 3.1.

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3.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company’s securities and property (including cash, where applicable) receivable by the Holder.

4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock; (b) subdivide its outstanding shares of Common Stock; or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4.

5. Reservation of Stock, Etc., Issuable on Exercise of Warrant. Organicell will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

6. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by the Holder (a “Transferor”) in whole or in part. On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, the provision of a legal opinion from the Transferor’s counsel (at the Transferor’s expense) that such transfer is exempt from the registration requirements of applicable securities laws, and with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

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7. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

8. Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

9. Notices, Etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

10. Compliance with Securities Laws. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant will not be registered under the Securities Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, if any, granted to the Registered Holder) and will be “restricted securities” within the meaning of Rule 144 under the Securities Act and that the exemption from registration under Rule 144 will not be available for up to one (1) year from the date of exercise of this Warrant, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

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11. Registration Rights. All shares of Common Stock or Other Securities issuable upon exercise of this Warrant shall be entitled to registration rights under the Stock Purchase Agreement dated August 19, 2022 by and among the Company, the Holder and certain other parties.

12. No Impairment. The Company will not, by amendment of its Articles of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon exercise of this Warrant.

13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of Nevada without regard to principles of conflicts of laws. Any action brought to interpret, enforce or otherwise arising from this Warrant and the transactions contemplated by this Warrant, shall be brought only in a federal or state courts of competent jurisdiction in any state, county, or federal district in which there is personal jurisdiction over the Company, which submits to jurisdiction in any location in which it sells this Warrant. In any action brought to interpret, enforce or otherwise arising from this Warrant and the transactions contemplated by this Warrant, the prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs at both the trial and appellate levels. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

ORGANICELL REGENERATIVE MEDICINE, INC.

By:	/s/ Matt Sinnreich
Name:	Matt Sinnreich
Title:	CEO

8/19/2022

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EXHIBIT A

EXERCISE NOTICE

(To Be Signed Only On Exercise Of Warrant)

TO:	ORGANICELL REGENERATIVE MEDICINE, INC.
Attention: Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Warrant (No. W-2), hereby irrevocably elects to purchase __________ shares of the Common Stock covered by such Warrant.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $ __________. Such payment takes the form of a (check applicable box):

__________ Cashier’s check payable to the order of the Company or

__________ Wire transfer in immediately available funds in accordance with wire transfer instructions furnished by the Company.

__________ Cashless exercise as provided in the Warrant.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________ whose address is _______________________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an exemption from registration under the Securities Act.

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)

Address:

EXHIBIT B

FORM OF TRANSFEROR ENDORSEMENT

(To Be Signed Only On Transfer Of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Organicell Regenerative Medicine, Inc., a Nevada corporation (the “Company”), into which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each officer of the Company, as attorney-in-fact to transfer the Warrant on the books of the Company with full power of substitution in the premises.

Transferees	Address	Percentage Transferred	Number Transferred

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)

Address:

SIGNED IN THE PRESENCE OF:

(Name)

ACCEPTED AND AGREED:

TRANSFEREE:

(Name)